Unitek Holdings, Inc.
First Amendment To
Loan Authorization Agreement

BMO Capital Markets Financing, Inc.
Chicago, Illinois

Ladies and Gentlemen:

Reference is hereby made to that certain Loan Authorization Agreement dated as of September 25, 2007 (the Loan Authorization Agreement as the same may be amended, restated, amended and restated or otherwise modified from time to time, being referred to herein as the “Loan Agreement”), between the undersigned, Unitek Holdings, Inc., a Delaware corporation (the “Company”), and BMO Capital Markets Financing, Inc. (the “Lender”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Loan Agreement.

The Company has requested that the Lender increase the amount of Maximum Credit and make certain other amendments to the Loan Agreement, and the Lender is willing to do so under the terms and conditions set forth in this agreement (herein, the “Amendment”).

Section 1.	Amendments.

Subject to the satisfaction of all of the conditions precedent set forth in Section 3 below, the Loan Agreement shall be and hereby is amended as follows:

1.1.       The amount “$18,000,000” shall be deleted in each place it appears in the Loan Agreement and shall be replaced with the amount “$28,000,000”.

1.2.       Exhibit A of the Loan Agreement shall be amended and restated in its entirety in the form of Exhibit A attached hereto.

Section 2.	New Note.

In replacement for that certain Demand Note payable to the order of BMO Capital Markets Financing, Inc. dated as of September 25, 2007 in the principal amount of $18,000,000.00 (the “Previous Note”), the Company shall execute and deliver to the Lender a new demand note in the amount of $28,000,000.00, dated as of the date of its issuance and otherwise in the form of Exhibit A attached hereto (the “New Note”) which shall be substituted for the Lender’s Previous Note and shall evidence the loans outstanding to the Lender.  All references in the Loan Agreement and in any other Loan Document to the Previous Note shall be deemed references to the New Note.  The Lender shall return the Previous Note to the Company.

First Amendment to Loan Authorization Agmt

Section 3.	Conditions Precedent.

3.1.       The Company and the Lender shall have executed and delivered this Amendment and the Lender shall have received the executed New Note.

3.2.       The Lender shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Lender or its counsel may reasonably request.

3.3.       Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lender and its counsel.

3.4.       The Company shall have paid to the Lender an amendment fee in the amount of $25,000.

3.5.       Sector Performance Fund, LP and SPF SBS LP shall each have executed and delivered to the Lender its Acknowledgement and Consent to this Amendment in the form set forth below and its First Amendment to Guaranty.

Section 4.	Representations.

In order to induce the Lender to execute and deliver this Amendment, the Company hereby represents to the Lender that as of the date hereof the representations and warranties set forth in the Loan Agreement are and shall be and remain true and correct, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date, and the Company is in compliance with the terms and conditions of the Loan Agreement.

Section 5.	Miscellaneous.

5.1.       Except as specifically amended herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Loan Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

5.2.       This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  This Amendment shall be governed by the internal laws of the State of New York, without regard to the conflict of laws principles thereof.

[Signature Page to Follow]

This First Amendment to Loan Authorization Agreement is entered into as of this ___ day of March, 2008.

Unitek Holdings, Inc.

By:	/s/ David W. Knickel
Printed Name: David W. Knickel
Its: Vice President, Chief Financial Officer and Secretary

Accepted and agreed to this 24th day of March, 2008.

BMO Capital Markets Financing, Inc.

By:
Printed Name:
Its:

Guarantors’ Acknowledgement and Consent

The undersigned, Sector Performance Fund, LP and SPF SBS LP heretofore each executed and delivered to the Lender a Guaranty dated September 25, 2007 (as may be amended, restated, amended and restated or otherwise modified from time to time, each individually, a “Guaranty” and collectively, the “Guaranties”).  The undersigned hereby consent to the Amendment to the Loan Agreement as set forth above and confirms that the respective Guaranties and all of the undersigned’s obligations thereunder remain in full force and effect.  The undersigned further agree that the consent of the undersigned to any further amendments to the Loan Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranties.

Sector Performance Fund, LP

By:	Sector Performance GP, LP, its
general partner

By:	Sector Performance LLC, its
general partner

By:	/s/David W. Knickel
Printed Name: David W. Knickel
Its: Vice President, Chief Financial Officer and Secretary

SPF SBS LP

By:	Sector Performance LLC, its
general partner

By:	/s/ David W. Knickel
Printed Name: David W. Knickel
Its: Vice President, Chief Financial Officer and Secretary

Exhibit A

Replacement Demand Note

$28,000,000.00	March ___, 2008

On Demand, for value received, the undersigned, Unitek Holdings, Inc., a Delaware corporation, promises to pay to the order of BMO Capital Markets Financing, Inc. (the “Lender”) at its offices at 115 South LaSalle Street, Chicago, Illinois, the principal sum of Twenty-Eight Million and 00/100 Dollars ($28,000,000.00) or, if less, the principal amount of Loans outstanding under the Loan Authorization Agreement referred to below together with interest payable at the times and at the rates and in the manner set forth in the Loan Authorization Agreement referred to below.

This Note evidences borrowings by and other extensions of credit for the account of the undersigned under that certain Loan Authorization Agreement dated as of September 25, 2007, between the undersigned and the Lender, as amended, restated, amended and restated or otherwise modified from time to time; and this Note and the holder hereof are entitled to all the benefits provided for under the Loan Authorization Agreement, to which reference is hereby made for a statement thereof.  The undersigned hereby waives presentment and notice of dishonor.  The undersigned agrees to pay to the holder hereof all court costs and other reasonable expenses, legal or otherwise, incurred or paid by such holder in connection with the collection of this Note.  It is agreed that this Note and the rights and remedies of the holder hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principle thereof.

This Note is issued in substitution and replacement for, and evidences all of the indebtedness previously evidenced by, that certain Demand Note of Unitek Holdings, Inc. dated as of September 25, 2007, payable to the Lender in the face principal amount of $18,000,000.

Unitek Holdings, Inc.

By:
Printed Name: David W. Knickel
Its: Vice President, Chief Financial Officer and Secretary